Exhibit 10.9

AMENDMENT TO AGREEMENTS

This Amendment to Agreements (this “Amendment”) is dated October 9, 2014, and is entered into in Shanghai, People’s Republic of China (“PRC” or “China”) by and among Shanghai Juxiang Investment Management Consulting Co., Ltd. (“Party A”) and Shanghai Jupai Investment Group Co., Ltd. (“Domestic Enterprise” or “Party B”), and the shareholders holding 100% of the equity interests of Party B, i.e. Mr. Hu Tianxiang, Mr. Li Keliang, Mr. Yao Weishi, Ms. Zhang Yichi and, Ms. Shen Yacheng (the “Shareholders of Party B” or “Party C”).  Party A, Party B, and Party C are each referred to in this Agreement as a “Party” and collectively as the “Parties.

R E C I T A L S

1.                                      The Shareholders of Party B collectively own 100% of the equity interests of Party B;

2.                                      Party B was renamed into Shanghai Jupai Investment Group Co., Ltd. from Shanghai Jupai Investment Consulting Co., Ltd. on June 10, 2014;

3.                                      On January 8, 2014, Party A, Party B and Party C entered into Voting Rights Proxy Agreement pursuant to which Party C issued a Power of Attorney to Party A, Call Option Agreement, Consulting Services Agreement, Operating Agreement and Equity Interest Pledge Agreement; and

Party A and Party B entered into Consulting Services Agreement (Consulting Services Agreement together with Voting Rights Proxy Agreement, Power of Attorney, Call Option Agreement, Operating Agreement and Equity Interest Pledge Agreement is hereby collectively referred to as “Contractual Arrangements”).

NOW THEREFORE, all Parties of this Amendment hereby agree as follows through negotiations:

1.                                      All Parties agree to amend the name of “Shanghai Jupai Investment Consulting Co., Ltd.” into “Shanghai Jupai Investment Group Co., Ltd.” in all Contractual Arrangements.

2.                                      All Parties agree to amend Article 3 of Operating Agreement as follows:

“Party B and Party C hereby jointly agree that Party C shall appoint such individuals as recommended by Party A to be Director, General Manager, Chief Financial Officer, and other senior officers of Party B.  If any member of such senior management of Party B leaves or is dismissed by Party A, Party B shall appoint another Party A’s personnel as recommended by Party A to take such position. The person recommended by Party A in accordance with this section shall have the qualifications necessary to be a Director, General Manager, Chief Financial Officer, and/or other relevant senior officers pursuant to applicable laws.

3.                                      All Parties agree that since               , 2014, the Equity Pledge Agreement (“Original Equity Pledge Agreement”) entered into by Party A, Party B and Party C on January 8, 2014 has been terminated. The Equity Pledge Agreement (“New Equity Pledge Agreement”) entered into by Party A, Party B and Party C on                   , 2014 shall supersede, amend and replace the Original Equity Pledge Agreement.

All Parties agree to complete the registration of pledge with administration for industry and commerce after the execution of New Equity Pledge Agreement.

4.                                      Except as expressly set forth in this Amendment, the terms and provisions of Contractual Arrangements shall continue unmodified and in full force and effect.  In the event of any conflict between this Amendment and the Contractual Arrangements, this Amendment shall control.

5.                                      Since               , 2014, any Equity Pledge Agreement referred in Contractual Arrangements shall refer to New Equity Pledge Agreement.

6.                                      This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

7.                                      In case of any discrepancies among the different languages, the Chinese version shall prevail.

[SIGNATURE PAGE FOLLOWS]

AMENDMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF this Amendment is duly executed by each Party or its legal representatives.

PARTY A:	Shanghai Juxiang Investment Management Consulting Co., Ltd.
	Legal/Authorized Representative:	/s/ Hu Tianxiang
Name: Hu Tianxiang
Title: Chairman

PARTY B:	Shanghai Jupai Investment Group Co., Ltd.
	Legal/Authorized Representative:	/s/ Hu Tianxiang
Name: Hu Tianxiang
Title: Chairman

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

Shareholders of Shanghai Jupai Investment Group Co., Ltd.

/s/ Hu Tianxiang
Hu Tianxiang
ID Card No.:
owns 67.67% equity interest of Shanghai Jupai Investment Group Co., Ltd.

/s/ Yao Weishi
Yao Weishi
ID Card No.:
owns 10% equity interest of Shanghai Jupai Investment Group Co., Ltd.

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

Shareholders of Shanghai Jupai Investment Group Co., Ltd.

/s/ Li Keliang
Li Keliang
ID Card No.:
owns 8.33% equity interest of Shanghai Jupai Investment Group Co., Ltd.

/s/ Zhang Yichi
Zhang Yichi
ID Card No.:
owns 6% equity interest of Shanghai Jupai Investment Group Co., Ltd.

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

Shareholders of Shanghai Jupai Investment Group Co., Ltd.

/s/ Shen Yacheng
Shen Yacheng
ID Card No.:
owns 8% equity interest of Shanghai Jupai Investment Group Co., Ltd.